To vote by Internet
PROXY TABULATOR
P.O. BOX 9112	1) Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97123-S38270	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a distribution plan for the Investor Class shares of the Fund.	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

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M97124-S38270

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on November 30, 2015, at 9:00 a.m., PST, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.